                         AMENDED AND RESTATED INDEMNITY

         Amended and Restated Indemnity Agreement ("INDEMNITY" or "AGREEMENT") dated as of November 24, 2003 among the Indemnitor (defined below), THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership ("NMLP"), FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, Boston, Massachusetts, and the other lending institutions which become parties to the Master Loan Agreement (defined below) (Fleet National Bank and such other lending institutions which become parties to the Master Loan Agreement are collectively referred to as the "LENDERS" and each individually as a "LENDER"), and FLEET NATIONAL BANK, as Agent (the "AGENT"). All capitalized terms used in this Agreement which are not otherwise specifically defined herein shall have the same meaning herein as in the Master Loan Agreement.

                                    RECITALS

         WHEREAS, reference is hereby made to the loan arrangement (the "LOAN ARRANGEMENT") entered into by and among NMLP, the Agent and the Lenders, as evidenced by, among other documents, instruments and agreements, that certain Loan Agreement dated as of January 30, 2002 among NMLP, the Agent and the Lenders (the "2002 LOAN AGREEMENT").

         WHEREAS, as a condition to entering into the Loan Arrangement with NMLP, the Agent and the Lenders required NMLP and the Indemnitor to execute and deliver that certain Indemnity dated as of January 30, 2002 (the "2002 INDEMNITY").

         WHEREAS, NMLP has now requested the Agent and the Lenders to refinance the Loan Arrangement pursuant to that certain Master Loan Agreement dated as of November 24, 2003 (as amended, supplemented or otherwise modified from time to time, the "MASTER LOAN AGREEMENT") entered into by and among NMLP, T-Two Partners, L.P., a Delaware limited partnership ("T-TWO"), the Agent and the Lenders, upon the terms and subject to the conditions set forth therein.

         WHEREAS, as a condition to such refinancing, the Agent and the Lenders have required that, among other things, NMLP and the Indemnitor execute and deliver this Agreement, which amends, restates and supercedes the 2002 Indemnity in its entirety on the terms and conditions set forth in this Agreement.

         As used herein:

         A. The term "ACTUAL NMLP LOSS" shall mean the sum of all payments made by, or on behalf of, or from the assets of, NMLP, any NMLP Subsidiary, or any NMLP Loan Party (except the Newkirk Indemnitor or the members of the NMLP GP) to, or on behalf of, the Integrated Group on account of the Integrated Obligations.

         B. The "INDEMNITOR" shall mean, singly and collectively, NEWKIRK NL HOLDINGS LLC, a Delaware limited liability company, NEWKIRK MLP CORP., a Delaware corporation, VORNADO REALTY, L.P., a Delaware limited partnership, VORNADO NEWKIRK LLC, a Delaware limited liability company, VNK L.L.C., a Delaware limited liability company, and APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership.

         C. The term "INDEMNIFIED MATTERS" shall mean any and all claims, rights to payment of money and other rights or causes of action held, asserted or threatened by the Integrated Group or any other Person against NMLP, any NMLP Subsidiary, any NMLP Loan Party (except the Newkirk Indemnitor or the members of the NMLP GP), or any Indemnified Party under, or arising out of, the Integrated Documents and the transactions with the Integrated Group relative thereto, including, without limitation, (i) the Integrated Obligations and (ii) any liens granted to, or held by, the Integrated Group to secure the repayment of the Integrated Obligations.

         D. The term "INDEMNIFIED PARTY" shall mean: (i) NMLP; (ii) all those claiming by, through or under NMLP; (iii) Agent and/or each Lender; (iv) all those claiming by, through or under Agent or any Lender, including any subsequent holder of the NMLP Loan and any present or future owner of a participation interest therein, but specifically excluding any unrelated third party purchaser of any of the NMLP Collateral; and (v) as to each of the foregoing, their respective parent and subsidiary corporations, and, as applicable, the respective officers or directors, of any one or more of them, and any person, firm or entity which controls them but specifically excluding any unrelated third party purchaser of any of the NMLP Collateral.

         E. The term "MASTER LOAN AGREEMENT" shall mean the Master Loan Agreement dated as of the date hereof among NMLP, T-Two, the Agent and the Lenders.

         FOR VALUE RECEIVED, the Indemnitor hereby unconditionally agrees as follows:

         1. Indemnification. Except as provided below, at all times, both before and after the repayment of the NMLP Loan, Indemnitor hereby agrees that it shall at its sole cost and expense indemnify, defend, exonerate, protect and save harmless each Indemnified Party against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgment, suits, proceedings, costs, disbursements or expenses of any kind or nature whatsoever, including, without limitation, reasonable attorneys' and experts' fees and disbursements, which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party and arising from or out of or in connection with the Indemnified Matters, provided, however that no Indemnitor shall be liable under this Indemnity for any damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgment, suits, proceedings, costs, disbursements or expenses arising out of or relating to the gross negligence or willful misconduct of an Indemnified Party. Without limiting the generality of the foregoing in respect of matters other than any Actual NMLP Loss, any Actual NMLP Loss shall be deemed to be a loss, liability, and expense incurred by NMLP and arising from or out of or in connection with the Indemnified Matters, and therefore, subject to indemnification under this Section 1. Any such Actual NMLP Loss shall be paid by the Indemnitor to NMLP within fifteen (15) days of demand by NMLP or Agent therefor. Notwithstanding the terms and provisions hereof, NMLP irrevocably directs the Indemnitor to pay to Agent (but only to the extent of the then outstanding NMLP Obligations) the unpaid amount of any Actual NMLP Loss (which payment shall be applied to the NMLP Obligations in accordance with the provisions of the Master Loan Agreement) if a payment of an Actual NMLP Loss has been demanded by NMLP or Agent and payment of such Actual NMLP Loss has not been made in full to, or on behalf of, NMLP within fifteen (15) days of such demand. The Agent shall have the right to enforce the obligations of the Indemnitor with respect to any Actual NMLP Loss, but only for so long as NMLP Obligations are outstanding.

         An Indemnified Party shall provide notice to the Indemnitor of any claim which may form the basis of an indemnity hereunder other than a claim for an Actual NMLP Loss (a "CLAIM") within ninety (90) days of receipt or notice of such Claim and shall thereafter provide the Indemnitor with copies of all documents received by such Indemnified Party relating to such Claim; provided, however, failure by such Indemnified Party to provide any such notice or documents will not relieve the Indemnitor of their obligation to indemnify the Indemnified Parties hereunder. Upon notice of a Claim, an Indemnitor may notify any Indemnified Party involved in such Claim that it desires to defend such Indemnified Party against such Claim, whereupon such Indemnitor, except as hereinafter provided, shall have the right to defend such Indemnified Party by appropriate proceedings and shall have the power to reasonably direct and control such defense, in all instances subject to the approval of the Indemnified Party, which approval will not be unreasonably withheld. All costs and expenses incurred by an Indemnitor in defending such Claim shall be paid by such Indemnitor. An Indemnitor shall not consent to the entry of any judgment or enter into any settlement in respect of a Claim without the consent of the Indemnified Parties involved in the Claim, which consent shall not be unreasonably withheld or delayed and provided such Indemnitor makes satisfactory arrangements for the immediate satisfaction of such judgment or settlement. The extent an Indemnitor shall direct, control or participate in the defense or settlement of any Claim, the Indemnified Parties involved in such Claim will, as reasonably required, give the Indemnitor and their counsel access to, during normal business hours and after reasonable notice, the relevant business records and other documents (subject to customary confidentiality agreements and any limitations required based on any nondisclosure requirements imposed on the such Indemnified Party), and permit them, during normal business hours and after reasonable notice, to consult with the relevant employees and counsel of such Indemnified Parties.

         1.1 Limitation. Notwithstanding anything to the contrary contained herein, with the exception of obligations that have as of such date ripened into an actual or threatened cause of action or claim for damages (the "EXISTING CLAIM") or thereafter arise out of or are related to such Existing Claim, the Indemnitor's liability hereunder shall be terminated after the full payment and performance of all NMLP Obligations under the NMLP Loan Documents, including, but not limited to, repayment in full of the NMLP Loan and all preference periods under all applicable bankruptcy and insolvency laws having elapsed with either: (a) no claim being made during such period against Agent or any Lender for the disgorgement of any property or money received, or (b) if such a claim has been filed, the dismissal thereof pursuant to a final, non-appealable decision of a court of competent jurisdiction ("NON-CONTESTABLE PAYMENT").

         1.2 Recovery of Costs. Any and all amounts paid or advanced by Agent or any Lender pursuant to this Agreement and all costs and expenditures reasonably incurred in connection with any action taken pursuant to the terms of this Agreement, including but not limited to reasonable attorneys' fees and expenses, and all court costs, shall be payable upon demand with interest thereon at the Default Rate if not paid within fifteen (15) days of demand thereof and, to the extent not prohibited by law, but only if such amounts have been paid or advanced by Agent or a Lender.

         2. Waivers. Indemnitor each hereby waive and relinquish to the fullest extent now or hereafter not prohibited by applicable law:

         2.1 Suretyship Defenses. All suretyship defenses and defenses in the nature thereof;

         2.2 Marshalling. Any right or claim of right to cause a marshalling of NMLP's or any of NMLP's Subsidiaries' assets or to cause Agent or any Lender to proceed against any of the NMLP Collateral for the NMLP Loan before proceeding under this Agreement against any Indemnitor, or to require Lender to proceed against Indemnitor in any particular order;

         2.3 Notice. Notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default or other proof or notice of demand whereby to charge Indemnitor therefor; and

         2.4 Statute of Limitations. The pleading of any Statute of Limitations as a defense to such Indemnitor's obligations hereunder.

         3. Jury Trial. INDEMNITOR, NMLP, AGENT AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN-CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTIES.

         4. Cumulative Rights. Agent's rights under this Agreement shall be in addition to and not in limitation of all of the rights and remedies of Agent under the other NMLP Loan Documents. All rights and remedies of Agent shall be cumulative and may be exercised in such manner and combination as Agent may determine.

         5. No Impairment. The liability of Indemnitor hereunder shall in no way be limited or impaired by, and Indemnitor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the other NMLP Loan Documents to or with Agent and Lenders by NMLP, any NMLP Subsidiary, or any NMLP Loan Party, or any successor or assign thereof. In addition, the liability of

Indemnitor under this Agreement shall in no way be limited or impaired by:

         5.1 Extensions. Any extensions of time for performance required by any of the other NMLP Loan Documents;

         5.2 Waiver. Any waiver, consent or approval granted or denied under any of the other NMLP Loan Documents;

         5.3 Transfer. Any sale or assignment of the NMLP Loan, or any sale, assignment or foreclosure of the NMLP Security Documents, or any sale or transfer of all or part of the NMLP Collateral;

         5.4 Exculpatory Language. Any exculpatory, or nonrecourse, or limited recourse provision in any of the NMLP Loan Documents (except as specifically contained in this Agreement) limiting Agent's or any Lender's recourse or limiting Agent's or any Lender's rights to a deficiency judgment against NMLP or any other party;

         5.5 Inaccuracies. The accuracy or inaccuracy of any of the representations or warranties made by or on behalf of any Indemnitor under the NMLP Loan Documents or otherwise;

         5.6 Release. The release of Indemnitor, or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the other NMLP Loan Documents by operation of law, Agent's or any Lender's voluntary act, or otherwise;

         5.7 Bankruptcy or Reorganization. The filing of any bankruptcy or reorganization proceeding by or against NMLP, any NMLP Subsidiary, any NMLP Loan Party, any Indemnitor, or any subsequent owner of any NMLP Collateral;

         5.8 Substitution. The release or substitution in whole or part of any NMLP Collateral or security for the NMLP Loan;

         5.9 Failure To Perfect. Agent's failure to file any UCC financing statements (or Agent's improper recording or filing of any thereof) or to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the NMLP Loan;

         5.10 Release of Parties. The release of any party now or hereafter liable upon or in respect of the NMLP Loan; or

         5.11 Invalidity. The invalidity or unenforceability of all or any portions of any of the NMLP Loan Documents as to any Indemnitor or to any other person or entity.

Any of the foregoing may be accomplished with or without notice to NMLP or any Indemnitor or with or without consideration.

         6. Delay Not Waiver. No delay on Agent's part in exercising any right, power or privilege hereunder or under any of the NMLP Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Agent in any instance shall constitute a waiver in any other instance.

         7. Warranties and Representations. The Indemnitor represents and warrants to Agent, as of the date hereof:

         7.1 No Claim. There is no claim pending against NMLP, any NMLP Subsidiary, any Loan Party or any Indemnified Party under or related to the Indemnified Matters and to the Indemnitor's knowledge, no such claim threatened;

         7.2 Valid and Binding. This Agreement constitutes the legal, valid and binding obligation of the Indemnitor in accordance with the terms hereof;

         7.3 No Violations. The performance of the obligations evidenced hereby will not constitute a violation of any law, order, regulation, contract, organizational document or agreement to which the Indemnitor is a party or by which any of its property is or may be bound;

         7.4 No Litigation. There is no material litigation or administrative proceeding now pending or to its knowledge threatened in writing against the Indemnitor which if adversely decided could materially impair the ability of the Indemnitor to pay or perform its obligation hereunder; and

         7.5 Material Economic Benefit. The Indemnitor owns, directly or indirectly, various ownership and economic interests in NMLP. The Indemnitor further believes that the providing of the NMLP Loan to NMLP will constitute a substantial and material benefit to the Indemnitor.

         8. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Each of the counterparts shall constitute but one and the same instrument and shall be binding upon each of the parties individually as fully and completely as if all had signed but one instrument so that the liability of the Indemnitor hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

         9. Notices. Any notice or other communication in connection with this Agreement shall be in writing and (i) deposited in the

United States mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service, such as Federal Express, addressed as follows:

                  If to the Indemnitor:

                           NEWKIRK NL HOLDINGS, LLC
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Carolyn Tiffany, Chief Operating Officer

                           NEWKIRK MLP CORP.
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Carolyn Tiffany, Chief Operating Officer

                           VORNADO REALTY L.P.
                           888 7th Avenue
                           New York, New York 10019
                           Attention: Clifford Broser
                           (212) 894-7000
                           FAX: (212) 894-7071

                           VORNADO NEWKIRK L.L.C.
                           888 7th Avenue
                           New York, New York 10019
                           Attention: Clifford Broser
                           (212) 894-7000
                           FAX: (212) 894-7071

                           VNK L.L.C.
                           888 7th Avenue
                           New York, New York 10019
                           Attention: Clifford Broser
                           (212) 894-7000
                           FAX: (212) 894-7071

                           APOLLO REAL ESTATE INVESTMENT FUND III, L.P.
                           1301 Avenue of the Americas, 38th Floor
                           New York, New York 10019
                           Attn: Stuart Koenig
                           Facsimile Number: (212)515-3283
                  with copies by regular mail or such hand delivery to:

                           Mark I. Fisher, Esquire
                           Katten Muchin Zavis Rosenman
                           575 Madison Avenue
                           New York, New York 10022-2585
                           (212) 940-8584
                           FAX: (212) 940-8776

                           David J. Heymann, Esquire
                           Post & Heymann, LLP
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           (516) 681-3636
                           FAX: (516) 433-2777

                           Arthur Adler, Esquire
                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004-2498
                           (212) 558-4000
                           FAX (212) 558-3588

                  If to Agent:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention:       Mr. Scott C. Dow
                                            Senior Vice President

         with copies by regular mail or such hand delivery to:

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Attention: Steven J. Weinstein, Esquire

                  If to NMLP:

                           Newkirk Master Limited Partnership
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: Peter Braverman, Executive Vice President

                           And

                           The Newkirk Master Limited Partnership
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114

                           Attention: Carolyn Tiffany, Chief Operating Officer

         with copies by regular mail or such hand delivery to:

                           Post & Heymann, LLP
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: David J. Heymann, Esquire

                           And

                           Katten Muchin Zavis Rosenman
                           575 Madison Avenue
                           New York, New York 10022-2585
                           Attention: Mark I. Fisher, Esquire

                           And

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004
                           Attention: Arthur Adler, Esquire

Any such addressee may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

         All periods of notice shall be measured from the deemed date of delivery. A notice shall be deemed to have been given, delivered and received, when so delivered or tendered for delivery during customary business hours on a Business Day at the specified address.

         10. No Oral Change. No provision of this Agreement may be changed, waived, discharged, or terminated orally by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

         11. Parties Bound; Benefit. This Agreement shall be binding upon the Indemnitor and its successors, assigns and shall be for the benefit of Agent and the Lenders, and of any subsequent holder of the NMLP Loan and of any owner of a participation interest therein. In the event the NMLP Loan is sold or transferred, then the liability of the Indemnitor to Agent and the Lenders shall then be in favor of both Agent and the Lenders originally named herein and each subsequent holder of the NMLP Loan and any of interest therein.

         12. Partial Invalidity. Each of the provisions hereof shall be enforceable against each Indemnitor to the fullest extent now or hereafter permitted by law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

         13. Governing Law and Consent to Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. The parties further agree that Agent may enforce its rights under this Agreement including, but not limited to, the rights to sue Indemnitor in accordance with applicable law. The Indemnitor hereby irrevocably submits to the nonexclusive jurisdiction of any Massachusetts State or Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement and the Indemnitor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts State or Federal Court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to the Indemnitor at the address for notice pursuant to Section 9 above and service so made shall be completed fifteen (15) days after the same shall have been so mailed.

         14. Survival. Except as provided in Section 1.1 hereof, the representations and warranties in Section 7 hereof and the indemnity in Section 1 hereof shall continue in effect and shall survive (among other events) any payment and satisfaction of the NMLP Loan and the NMLP Obligations, any termination or discharge of the NMLP Security Documents, or release of any NMLP Collateral.

         15. Acknowledgment of Pledge. The Indemnitor acknowledges that (i) in accordance with the terms and provisions of the NMLP Security Documents, NMLP has collaterally assigned to the Agent, on behalf of the Lenders, its right, title and interest in and to this Indemnity Agreement and (ii) upon the receipt of written notice from the Agent of the occurrence of an Event of Default, the Indemnitor shall pay any amounts due hereunder to NMLP, to the Agent or as may be otherwise directed by the Agent.

                            [SIGNATURE PAGES FOLLOW]

         Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


                                  APOLLO REAL ESTATE INVESTMENT FUND III, L.P., A Delaware limited partnership

                                  By: Apollo Real Estate Advisors III, L.P.,
                                      a Delaware limited partnership,
                                      its General Partner

                                      By: Apollo Real Estate Capital
                                          Advisors III, Inc.,
                                          a Delaware corporation,
                                          its General Partner


                                     By:
                                        ----------------------------------------
                                        Name:  Stuart Koenig
                                        Title: Vice President

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


                                     NEWKIRK NL HOLDINGS LLC,
                                     A Delaware limited liability company

                                     By: Newkirk Manager (NV) Corp., its Manager


                                     By:
                                        ----------------------------------------
                                        Name:  Carolyn Tiffany
                                        Title: Chief Operating Officer

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


                                       NEWKIRK MLP CORP.,
                                       A Delaware corporation


                                       By:
                                          --------------------------------------
                                          Name:  Carolyn Tiffany
                                          Title: Chief Operating Officer

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


                              VORNADO REALTY L.P.,
                              A Delaware limited partnership

                              By: Vornado Realty Trust, as
                                  its General Partner


                              By:
                                  -----------------------------------------
                                  Name:  Joseph Macnow
                                  Title: Executive Vice President - Finance And
                                         Administration, Chief Financial Officer

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


                                VORNADO NEWKIRK L.L.C.,
                                A Delaware limited liability company

                                By: Vornado Realty L.P., as its Member

                                    By: Vornado Realty Trust, as
                                        its General Partner


                                    By:
                                       -----------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President -
                                              Finance And Administration,
                                              Chief Financial Officer

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


                            VNK L.L.C.,
                            A Delaware limited liability company

                            By: Two Penn Plaza REIT, Inc., its sole member


                            By:
                               -------------------------------------------------
                               Name:  Joseph Macnow
                               Title: Vice President and Chief Financial Officer

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 24th day of November, 2003.


NMLP:                               THE NEWKIRK MASTER LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    By: MLP GP LLC, its General Partner

                                        By: Newkirk MLP Corp., its Manager

                                        By:
                                           -------------------------------------
                                           Name:  Carolyn Tiffany
                                           Title: Chief Operating Officer